Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Revenues
Patent licensing fees		$ 2,795,000
Cost of revenue
Litigation and licensing expenses	4,071,216	1,844,089
Gross (loss) margin	(4,071,216)	950,911
Operating expenses
Selling, general and administrative expenses	3,618,068	2,797,380
Total operating expenses	3,618,068	2,797,380
Loss from operations	(7,689,284)	(1,846,469)
Other income (expense)
Change in fair market value of warrant liability	(102,328)	164,679
Interest expense	(699,896)	(689,861)
Total other income (expense)	(802,224)	(525,182)
Loss before income tax	(8,491,508)	(2,371,651)
Income tax expense		(100,000)
Net loss	$ (8,491,508)	$ (2,471,651)
Loss per share - basic (in Dollars per share)	$ (1.59)	$ (0.46)
Loss per share - diluted (in Dollars per share)	$ (1.59)	$ (0.46)
Weighted average shares outstanding - basic (in Shares)	5,331,973	5,331,973
Weighted average shares outstanding - diluted (in Shares)	5,331,973	5,331,973